Stockholders' Equity	6 Months Ended
Jun. 30, 2013
Stockholders' Equity [Abstract]
Stockholders' Equity

8.Stockholders’ Equity

On May 10, 2013 the Company issued 2,000,000 Series B preferred shares for net proceeds of $48,251. The Series B preferred shares were issued for cash and pay cumulative quarterly dividends at a rate of 8% per annum from their date of issuance. At any time on or after July 30, 2018, the Series B preferred shares may be redeemed, at the option of the Company, in whole or in part at a redemption price of $25.00 per share plus unpaid dividends. If the Company fails to comply with certain covenants relating to the level of borrowings and net worth as these terms are defined in the applicable agreement, default on any of its credit facilities, fails to pay four quarterly dividends payable in arrears or if the Series B preferred shares are not redeemed at the option of the Company, in whole by July 30, 2019, the dividend rate payable on the Series B preferred shares increases quarterly, subject to an aggregate maximum rate per annum of 25% prior to July 30, 2018 and 30% thereafter, to a rate that is 1.25 times the dividend rate payable on the Series B preferred shares. The Series B preferred shares are not convertible into common shares and are not redeemable at the option of the holder. The initial dividend of $889 on the Series B preferred shares was paid on July 30, 2013.

During the six-month period ended June 30, 2013, the Company declared dividends on its common stock of $5,644 in aggregate of which $2,822 were paid on June 5, 2013 and $2,822 were paid on September 12, 2013 to shareholders of record as of September 9, 2013.